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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 9, 2004

                             STRAYER EDUCATION, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

              Maryland                                           000-21039                    52-1975978
----------------------------------                       ------------------------     -------------------------
(State or other jurisdiction of                              (Commission File             (I.R.S. Employer
incorporation or organization)                               Number)                      Identification No.)

1100 Wilson Boulevard Suite 2500 Arlington, VA                      22209
----------------------------------------------             ---------------------
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)




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Item 5.  Other Events

On March 9, 2004, Strayer Education, Inc. announced the pricing of a 3.0 million common share secondary offering. The March 9, 2004 Press Release is attached hereto as an exhibit and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibit  99.01            Press Release dated March 9, 2004








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SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.






                                              Strayer Education, Inc.
Date:  March 9, 2004                By:       /s/ Mark C. Brown
                                              --------------------------
                                              Mark C. Brown
                                              Senior Vice President and Chief
                                              Financial Officer



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                                  EXHIBIT INDEX



     EXHIBIT                        DESCRIPTION
-------------------        ---------------------------
99.01                      Press Release dated March 9, 2004








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